                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                               AMENDMENT NO. 2 TO
                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): February 4, 1999


                             MYERS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


             OHIO                         001-08524            34-0778636
(State or other jurisdiction of          (Commission          (IRS employer
incorporation or organization)           file number)     identification number)

1293 S. MAIN STREET  AKRON, OHIO             44301            (330) 253-5592
(Address of Principal Executive Offices)   (Zip Code)        Telephone Number)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Financial Statements of Business Acquired

        Item 7(a) to the Form 8-K/A filed on April 20, 1999 is hereby amended to include the audited financial statements of the Allibert Equipement Division for the twelve month period ended December 31, 1998:

    1. Combined Statement of Assets and Liabilities as of December 31, 1998.

    2. Combined Statement of Revenues and Expenses for the year ended December 31, 1998.

    3. Combined Statement of Cash Flows for the year ended December 31, 1998.

    4. Notes to Combined Financial Statements.

                          ALLIBERT EQUIPEMENT DIVISION

                          COMBINED FINANCIAL STATEMENTS


                                      1998

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders of
Allibert Equipement Division:

    We have audited the accompanying combined statement of assets and liabilities of Allibert Equipement Division as of December 31, 1998, and the related combined statements of revenues and expenses and cash flows for the year ended December 31, 1998. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Allibert Equipement Division as of December 31, 1998, and the results of its operations and its cash flows for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cleveland, Ohio
May 20, 1999.

                  COMBINED STATEMENT OF ASSETS AND LIABILITIES
                          ALLIBERT EQUIPEMENT DIVISION
                             AS OF DECEMBER 31, 1998

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------

Current Assets
     Cash                                                           $  5,405,150
     Accounts receivable                                              37,840,339

Inventories
    Raw materials and supplies                                         3,953,490
    Finished and in-process products                                  10,327,009
                                                                    ------------
                                                                      14,280,499
                                                                    ------------
Total Current Assets                                                  57,525,988

Other Assets
     Intangible assets, net                                              641,531
     Other                                                             6,997,369
                                                                    ------------
                                                                       7,638,900

Property, Plant and Equipment
      Land                                                             2,605,953
      Buildings and leasehold improvements                            15,092,057
      Machinery and equipment                                         77,982,654
                                                                    ------------
                                                                      95,680,664
Less allowances for depreciation and
     amortization                                                     60,457,886
                                                                    ------------
                                                                      35,222,778
                                                                    ------------
                                                                    $100,387,666
                                                                    ============


The accompanying notes are an integral part of this statement.

                  COMBINED STATEMENT OF ASSETS AND LIABILITIES
                          ALLIBERT EQUIPEMENT DIVISION
                             AS OF DECEMBER 31, 1998

--------------------------------------------------------------------------------
LIABILITIES AND DIVISION INVESTMENT
--------------------------------------------------------------------------------

Current Liabilities
     Accounts payable                                             $  19,085,732
     Accrued expenses                                                10,985,686
     Short term borrowings                                           15,703,941
                                                                  -------------
Total Current Liabilities                                            45,775,359

Long-term debt                                                       26,790,000

Other Liabilities                                                     5,138,501

Minority Interest                                                       820,310

Division Investment
     Division investment                                             22,701,846
     Foreign currency translation
         adjustment                                                    (838,350)
                                                                  -------------
                                                                     21,863,496
                                                                  -------------
                                                                  $ 100,387,666
                                                                  =============



The accompanying notes are an integral part of this statement.

                   COMBINED STATEMENT OF REVENUES AND EXPENSES
                          ALLIBERT EQUIPEMENT DIVISION
                      FOR THE YEAR ENDED DECEMBER 31, 1998

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net sales                                                           122,487,988

Cost of sales                                                        62,777,007
                                                                   ------------
Gross Profit                                                         59,710,981

Selling, general and
     administrative expense                                          53,363,358
                                                                   ------------
Income from  operations
    before interest and taxes                                         6,347,623

Interest expense                                                      2,700,253
Other income, net                                                    (2,523,618)
Minority interest                                                      (198,960)
                                                                   ------------

Income before taxes                                                   6,369,948

Income taxes                                                          1,726,348
                                                                   ------------
Net income                                                            4,643,600
                                                                   ============






The accompanying notes are an integral part of this statement.

                         COMBINED STATEMENT OF CASH FLOW
                          ALLIBERT EQUIPEMENT DIVISION
                      FOR THE YEAR ENDED DECEMBER 31, 1998


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Operating activities
     Net income                                                    $  4,643,600
     Depreciation                                                     7,412,972
     Deferred taxes                                                     450,608
     Provisions for accounts receivable and inventory                  (298,083)
     Gain on sale of fixed assets                                    (2,654,889)
     Cash flow provided by (used for) working capital
          Accounts receivables                                         (100,373)
          Inventories                                                   334,518
          Accounts payable and accrued expenses                      (1,240,556)
                                                                   ------------
     Net cash provided by operating expenses                          8,547,797

Investing activities
    Purchase of fixed assets                                         (9,171,646)
    Proceeds from sales of fixed assets                              10,659,205
                                                                   ------------
    Net cash provided by  investing activities                        1,487,559

Financing activities
    Dividends paid                                                     (381,132)
    Borrowings (repayments) net                                      (5,577,857)
                                                                   ------------
    Net cash used for financing activities                           (5,958,989)
                                                                   ------------
Net increase in cash and cash equivalents                             4,076,367
Cash and cash equivalents at beginning of period                      1,328,783
                                                                   ------------
Cash and cash equivalents at end of period                         $  5,405,150
                                                                   ============


The accompanying notes are an integral part of this statement.

NOTES TO COMBINED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

    The combined financial statements include the accounts of Allibert Equipement SA and its subsidiaries, ATMP, SCI de La Plaine, Allibert Transport & Lagertechnik and Holdiplast all of which were direct or indirectly owned by Sommer Allibert SA as of December 31, 1998. The combined companies are collectively referred to as the Allibert Equipment Division (the Division) whose business consists of the manufacture and sale of plastic material handling containers, crates, pallets, tanks and hospital products.

    On February 4, 1999, the Division was acquired by Myers Industries, Inc. through a wholly owned subsidiary.

    The combined financial statements have been prepared from the historical books and records of the Division and Sommer Allibert, as appropriate, except that certain contingent liabilities related to environmental remediation have been excluded since Sommer Allibert is contractually obligated for such liabilities as identified.

    The caption "division investment" in the accompanying combined statement of assets and liabilities represents the net investments of Sommer Allibert in the Division and includes amounts recorded as common stock, additional paid in capital and retained earnings, as well as intercompany clearing amounts between the Division and Sommer Allibert. The change in division investment for 1998 was as follows:

(In Thousands)
Beginning Balance                                               $16,093
Income from continuing operations
   before income tax                                              4,644
Dividends                                                          (381)
Capital Contributions                                             2,346
                                                              ---------
Ending Balance                                                  $22,702
                                                              =========


TRANSLATION OF FOREIGN CURRENCIES
---------------------------------

The Division's functional currency is the French Franc and financial statements and records are maintained in that currency. Foreign entities included in the Division whose functional currency is the local currency translate assets and liabilities into French Francs at year-end rates and revenue and expense accounts at average exchange rates. The accompanying statements of combined assets and liabilities and revenues and expenses are presented in U.S. dollars for the convenience of the reader and have been translated based on the exchange rate at December 31, 1998, of one U.S. dollar equals 5.598 French Francs.

DEBT AND FINANCING
------------------

    Sommer Allibert has provided various treasury functions for the Division. As part of the Sommer Allibert cash management program, the Division deposited excess cash with Sommer Allibert and satisfied working capital and other borrowing requirements through loans or transfers from Sommer Allibert. Included in short term borrowings at December 31, 1998 the Division had short term intercompany amounts payable to Sommer Allibert of approximately $10,716,000. Interest expense charged by Sommer Allibert to the Division for short-term advances was based on variable rates ranging from 3.82 percent to 3.68 percent and totaled $545,000 for 1998. In addition, the Division had a long-term loan from Sommer Allibert of $26,790,000. This long-term loan had a fixed rate of
5.35 percent and related interest expense for 1998 was approximately $1,453,000.

TRANSACTIONS WITH SOMMER ALLIBERT AND AFFILIATES
------------------------------------------------

    In addition to treasury and cash management, the Division has historically had certain services provided by Sommer Allibert including legal, accounting, tax and risk management, among others. The cost for these services does not necessarily reflect either actual use of such services by the Division or costs which would have been incurred by the Division had it not been a component of the Sommer Allibert group. Intercompany expenses charged to the Division by Sommer Allibert in 1998 were as follows:

                   (In Thousands)
                   Trademark Royalties        $1,972
                   Rent and Occupancy            841
                   Other Services              1,670
                                              ------
                                              $4,483
                                              ======


INVENTORIES
-----------

Inventories are stated at the lower of cost or market. Cost is determined primarily on the average cost method. Provision for excess or obsolete inventory has been made where necessary based on management's analysis of inventory levels, sales and sales forecasts.

PROPERTY AND DEPRECIATION
-------------------------

Property, plant and equipment are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are provided primarily using the straight line method over a period which is sufficient to amortize the cost of the asset during its useful life. The estimated useful lives for depreciation purposes are:


                  Buildings and Improvements             20 years
                  Machinery and Equipment            3 - 10 years

LEASE COMMITMENTS
-----------------

    The Division leases certain assets under lease agreements expiring at various dates through the year 2002. At December 31, 1998, future minimum lease payments for non-cancelable leases were:

         (In Thousands)
         1999                     $633
         2000                      342
         2001                       51
         2002                        2
         Thereafter                 --

RETIREMENT PLANS
----------------

    Retirement benefits with respect to employees of subsidiaries in France are expensed when paid. At December 31, 1998, future retirement obligations for such employees were approximately $1.5 million based on actuarial valuation. Retirement benefits with respect to employees in other subsidiaries are expensed and accrued as earned.

OTHER INCOME
------------


         (In Thousands)
         Gain on sale of building               $1,350
         Net gain on sale of
             discontinued businesses             1,130
         Other                                      44
                                                ------
                                                $2,524
                                                ======

INCOME TAXES
------------

    Historically, the Division and its business units have been included in the consolidated tax returns of the Sommer Allibert group. Included in other liabilities is approximately $1,765,000 related to deferred taxes arising from timing diferences between financial statement and income tax reporting, principally for depreciation.

                             Myers Industries, Inc.
                         and Allibert Equipment Division
                           and Allibert-Contico L.L.C.
                     Proforma Combined Statement of Income


    On January 5, 1999, Myers Industries, Inc. (Myers) acquired fifty percent of the interests in Allibert-Contico, L.L.C. from Contico International, Inc. On February 4, 1999, Myers acquired all of the interests in those companies comprising the Allibert Equipement material handling division from Sommer Allibert SA, including the remaining fifty percent interest in Allibert-Contico, L.L.C. The unaudited proforma combined statement of income for the year ended December 31, 1998 gives effect to the acquisitions of the Allibert Equipment material handling division of Sommer Allibert and Allibert Contico, a joint venture between Allibert Equipment and Contico International, Inc. as if the acquisitions had occurred on January 1, 1998. The proforma information is based on the historical financial statements of Myers Industries, Allibert Equipment and Allibert-Contico for the year ended December 31, 1998 after giving effect to the transactions using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the proforma combined statement of income.

    The proforma statement may not be indicative of the result that would have occurred if the combination had been in effect on the date indicated or which may be obtained in the future. The proforma statement should be read in conjunction with the financial statements of Allibert Equipment Division included elsewhere in this filing and the financial statements of Myers Industries, Inc. as contained in its Annual Report on Form 10-K for the year ended December 31, 1998.

    (b) Pro Forma Financial Information

        Item 7(b) to the Form 8-K/A filed on April 20, 1999 is hereby amended to include the unadudited proforma combined statement of income for the twelve month period ended December 31, 1998:

                             MYERS INDUSTRIES, INC.
                         AND ALLIBERT EQUIPMENT DIVISION
                      PROFORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

                                                                  ALLIBERT -
                                MYERS            ALLIBERT          CONTICO              PROFORMA              1998
                             INDUSTRIES         EQUIPEMENT       JOINT VENTURE         ADJUSTMENTS           PROFORMA
                           -----------------------------------------------------------------------------------------------
Net Sales                  $ 392,019,900      $ 122,487,988      $  29,182,000                               $ 543,689,888

Cost Of Sales                256,506,103         62,777,007         18,348,000                                 337,631,110
                           -------------      -------------      -------------                               -------------

Gross Margin                 135,513,797         59,710,981         10,834,000                                 206,058,778
                                                                                          (2,021,573)(a)
Operating Expenses            86,140,834         53,363,358          5,383,000             3,732,000(b)        146,597,619
                           -------------      -------------      -------------         -------------         -------------


Earnings Before
    Interest & Taxes          49,372,963          6,347,623          5,451,000            (1,710,427)           59,461,159

Interest Expense                 887,873          2,700,253          1,295,000             9,664,000(c)         14,547,126
Other (Income) Expense                 0         (2,523,618)           (17,000)            2,523,618(d)            (17,000)
Minority Interest                      0           (198,960)                 0                                    (198,960)
                           -------------      -------------      -------------         -------------         -------------
Income Before Taxes           48,485,090          6,369,948          4,173,000           (13,898,045)           45,129,993

Income Taxes                  19,806,000          1,726,348            (53,000)           (2,073,451)(e)        19,405,897
                           -------------      -------------      -------------         -------------         -------------

Net Income                 $  28,679,090          4,643,600          4,226,000           (11,824,594)        $  25,724,096
                           =============      =============      =============         =============         =============

Average Shares
     Outstanding              18,304,802                                                                        18,304,802

Earnings Per Share         $        1.57                                                                     $        1.41




Notes to Proforma Statements

(a) To eliminate non-recurring royalty payments made by Allibert Equipement to Sommer Allibert.

(b) To record amortization on excess of cost over fair value of net assets acquired over 16 and 40 years.

(c) To record interest expense on borrowings of $150 million at a rate of 6.44%.

(d) To eliminate non-recurring income on sales of fixed assets and other items related to discontinued businesses.

(e) Adjust provision for income taxes for effect of proforma adjustments and to anticipated tax rates to be incurred by acquired companies on stand alone basis.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Myers Industries, Inc.

Dated: June 4, 1999              By: /s/ Gregory J. Stodnick
                                    ------------------------
                                 Gregory J. Stodnick, Vice President - Finance